UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2009

NORTH AMERICAN GOLD & MINERALS FUND
(Exact name of registrant as specified in its charter)

Nevada	333-141426	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 N. Rainbow Blvd. # 3003, Las Vegas, NV	89107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 635-8146

ELKO VENTURES INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 26, 2009, the name of our company was changed from “Elko Ventures Inc.” to “North American Gold & Minerals Fund”. The change of name was approved by our directors and a majority of our shareholders.

Item 7.01	Regulation FD Disclosure

The name change becomes effective with the Over-the-Counter Bulletin Board at the opening for trading on September 28, 2009 under the new stock symbol “NMGF”. Our new CUSIP number is 65687T109.

Item 9.01	Financial Statements and Exhibits

3.01	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN GOLD & MINERALS FUND

/s/ Ronald Yadin Lowenthal
Ronald Yadin Lowenthal
President and Director

September 29, 2009